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                                                                     EXHIBIT 4.1

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COMMON STOCK                                                 COMMON STOCK

                                PLUG POWER INC.

[GRAPHIC OMITTED]                                         [GRAPHIC OMITTED]

THIS CERTIFICATE IS TRANSFERABLE                       SEE REVERSE FOR CERTAIN
IN BOSTON, MA OR NEW YORK, NY                                DEFINITIONS

                                                          CUSIP  72919P 10 3

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

     FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.01 PER SHARE OF PLUG POWER INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

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[Signature of President and Chief             [Signature of Secretary]
Executive Officer]

President and Chief Executive Officer            Corporate Secretary




COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company
TRANSFER AGENT AND REGISTRAR

By [Signature of Authorized Officer]
AUTHORIZED SIGNATURE

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                                  PLUG POWER INC.


   The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common            UNIF GIFT MIN ACT -- ---- Custodian -----
TEN ENT -- as tenants by the entireties                        (Cust)           Minor
JT TEN  -- as joint tenants with rights              Under Uniform Gifts to Minor
           of survivorship and not as                Act ----------------
           tenants in common

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                                                           (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE

___________________________

________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________

________________________________________________________

________________________________________________________ Shares


of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

      ______________________________________
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE
              17 Ad-16 UNDER THE SECURITIES EXCHANGE ACT OF 1934 WHICH MAY INCLUDE A COMMERCIAL BANK, TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT UNION OR MEMBER OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE